EXHIBIT 4

        Material agreements (incorporated by reference to Exhibits 10.1 – 10.49 to our Amendment No. 1 to Registration Statement on Form F-1, no. 333-108770).

Exhibit Number	Exhibit Description

10.1	–	Original Section 102 Share Option Plan of the Registrant.**

10.2	–	Stock Compensation Program and Stock Award Agreement of OTI America, Inc.*

10.3	–	Employment Agreement, dated as of July 1, 1999, by and between Oded Bashan and the Registrant. **

10.4	–	Employment Agreement, dated as of July 1, 1999, by and between Ronnie Gilboa and the Registrant. **

10.5	–	Employment Agreement, dated as of June 4, 2000, by and between Guy Shafran and the Registrant. **

10.6	–	Employment Agreement, dated as of July 1, 1999, by and between Moshe Aduk and the Registrant. **

10.7	–	Employment Agreement, dated as of July 1, 1999, by and between Nehemya Itay and the Registrant. **

10.8	–	Employment Agreement, dated as of August 23, 1998, by and between Ohad Bashan and OTI America, Inc. **

10.9	–	PC 3 SCOS License Agreement, dated as of July 3, 1995, by and between Personal Computer Card Corporation and the Registrant, as amended on November 1, 1997, August 24, 1998 and March 17, 1999, and extended by letter agreement dated September 12, 2000. †**

10.10	–	Software Escrow Agreement, dated as of March 16, 1999, by and among Personal Cipher Card Corporation, Fort Knox Escrow Services, Inc. and OTI America, Inc. **

10.11	–	License and Cooperation Agreement, dated as of May 18, 1998, between Samsung Electronics Co. Ltd. and the Registrant.**

10.12	–	Acquisition Agreement, dated as of December 29, 1999, by and among City Smart Ltd., Wong Ching Shan, City Smart (Australia) PTY Ltd. and the Registrant.**

10.13	–	Shareholders Agreement, dated as of February 2, 2000, by and among Ocean Wonder Ltd., Sailor Group Ltd., Cheung Kong Infrastructure Holdings Ltd. and the Registrant.*

10.14	–	Acquisition Agreement, dated as of January 28, 2000, by and among Softchip Israel Ltd., Softchip Technologies (3000) Ltd., Yael Cohen, Michael Cohen and the Registrant.**

10.15	–	Acquisition Agreement, dated as of June 15, 2000, by and among Manfred Weise, Dennis Robert Weise, Patrick Norbert Weise, a civil partnership and the Registrant. **

10.16	–	Put Option Agreement, dated as of June 15, 2000, by and among Manfred Weise, Dennis Robert Weise, Patrick Norbert Weise, a civil partnership and the Registrant.**

10.17	–	Call Option Agreement, dated as of June 15, 2000, by and among Manfred Weise, Dennis Robert Weise, Patrick Norbert Weise, a civil partnership and the Registrant. **

10.18	–	Share Pledge Agreement, dated as of June 15, 2000, by and among Manfred Weise, Dennis Robert Weise, Patrick Norbert Weise, a civil partnership and the Registrant. **

10.19	–	Escrow Agreement with Respect to the Share Purchase Agreement, dated as of June 15, 2000, by and among Manfred Weise, Dennis Robert Weise, Patrick Norbert Weise, a civil partnership and the Registrant. **

10.20	–	Escrow Agreement with Respect to the Option Agreements, dated as of June 15, 2000, by and among Manfred Weise, Dennis Robert Weise, Patrick Norbert Weise, a civil partnership and the Registrant. **

10.21	–	General Term and Conditions of Sale of OTI.*

10.22	–	Lease, dated as of June 27, 1995, by and between the Israel Lands Authority and the Registrant. **

Exhibit Number	Exhibit Description

10.23	–	Development Agreement, dated as of December 7, 1998, by and between the Israel Lands Authority and the Registrant.**

10.24	–	Distribution agreement, dated as of February 2, 2000, between e-Smart System Inc. (formerly Sailor Group Limited) and the Registrant.*

10.25	–	2001 Employee Share Purchase Plan of the Registrant.*

10.26	–	2001 Share Option Plan of the Registrant.*

10.27	–	Amendment dated September 20, 2001 to Put Option Agreement, dated as of June 15, 2000, by and among Manfred Weise, Dennis Robert Weise, Patrick Norbert Weise, a civil partnership, and the Registrant. **

10.28	–	Consulting Agreement dated as of March, 2002 between the Registrant and Dionysos Investments Ltd.**

10.29	–	Long Term Lease Agreement, dated as of March 6, 2002 by and between the Israel Lands Authority and the Registrant.*

10.30	–	Non-Exclusive Financial Advisor Agreement, dated as of June 18, 2002, between Broadband Capital Management LLC and the Registrant.**

10.31	–	Consulting Agreement, dated May 14, 2002 between Rockwood, Inc. and the Registrant.**

10.32	–	Application to Approve a Trustee for an Option Plan pursuant to Section 102 of the Income Tax Ordinance; and Deed of Trust. **

10.33	–	Agreement Relating to Termination of Certain Business Contacts, dated as of June 22, 2002 between E-Smart System Inc. and the Registrant.**

10.34	–	Subscription Agreement (for 50,000 shares), dated as of June 27, 2003, by and between Goldstrand Investment Inc. and the Registrant. ***

10.35	–	Subscription Agreement (for Additional 100,000 shares subject to the effectiveness of the registration statement), dated as of June 27, 2003, by and between Goldstrand Investment Inc. and the Registrant. ***

10.36	–	Agreement and Amendment, dated as of September 4, 2003, by and among Goldstrand Investment Inc., Seth Fireman and the Registrant. ***

10.37	–	Registration Rights Agreement, dated June 27, 2003 by and between Goldstrand Investments Inc. and the Registrant. ***

10.38	–	Warrant, dated as of July 14, 2003, for the benefit of Goldstrand Investment Inc. ***

10.39	–	Irrevocable Proxy, dated as of June 27, 2003, for the benefit of Oded Bashan. ***

10.40	–	Stock and Warrant Purchase Agreement, dated as of July 10, 2003, by and between Herald Investment Trust PLC and the Registrant. ***

10.41	–	Subscription Agreement, ,dated as of July 10,, 2003 by and between Herald Investment Trust PLC and the Registrant. ***

10.42	–	Registration Rights Agreement, dated as of July 10, 2003, by and between Herald Investment Trust PLC and the Registrant. ***

10.43	–	Warrant, dated as of July 10, 2003, for the benefit of Herald Investment Trust PLC. ***

10.44	–	Financial Advisor Agreement, dated as of July 11, 2003 by and between Sands Brothers International Ltd. and the Registrant. ***

10.45	–	Warrant, dated as of July 11, 2003, for the benefit of Sands Brothers International Ltd. ***

10.46	–	Warrant, dated as of July 11, 2003, for the benefit of Sands Brothers International Ltd. ***

10.47	–	Warrant, dated as of July 11, 2003, for the benefit of Alpine Capital Partners, Inc. ***

10.48	–	Note and Warrant Purchase Agreement dated September 8, 2003, among Platinum Partners Value Arbitrage Fund, Platinum Global Macro Fund, West End Convertible Fund L.P., WEC Partners LLC, and Michael H. Weiss and the Registrant. ***

10.49	–	Agreement and Amendment, dated as of September 24, 2003, among Platinum Partners Value Arbitrage Fund, Platinum Global Macro Fund, West End Convertible Fund L.P., WEC Partners LLC, and Michael H. Weiss and the Registrant. ****

†	Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 406 of the Securities Act, filed on September 19, 2000 and supplemented on March 27, 2001.

*	Previously filed with the Company’s Registration Statement on Form F-1, filed on June 14, 2002.

**	Previously filed with an amendment to the Company’s Registration Statement on Form F-1, filed on September 11, 2002.

***	Previously filed with the Company’s Registration Statement on Form F-1, filed on September 12, 2003.

****	Previously filed with an amendment to the Company’s Registration Statement on Form F-1, filed on November 24, 2003.